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                                                                    EXHIBIT 23.1









                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 23, 1999 included in this Form 11-K, into the previously filed registration statement of Smith International, Inc. on Form S-8 (File No. 2-76939).




                                                  ARTHUR ANDERSEN LLP





Houston, Texas
June 29, 1999